EXHIBIT 4.13
                                                                  EXECUTION COPY




                             DATED 23 SEPTEMBER 2002





                           GRANITE MORTGAGES 02-2 PLC
                                as Current Issuer

                                NORTHERN ROCK PLC
                         as Current Issuer Cash Manager

                                 CITIBANK, N.A.
                         as Current Issuer Account Bank

                                     - AND -


                              THE BANK OF NEW YORK
                                 as Note Trustee




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                          ISSUER BANK ACCOUNT AGREEMENT
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                           SIDLEY AUSTIN BROWN & WOOD
                              1 THREADNEEDLE STREET
                                 LONDON EC2R 8AW
                             TELEPHONE 020 7360 3600
                             FACSIMILE 020 7626 7937
                                   UK: 557692







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                                    CONTENTS

CLAUSE                                                                PAGE NO.

1.  Definitions and Interpretation.........................................1

2.  The Current Issuer Transaction Accounts................................1

3.  Payments...............................................................3

4.  Mandates and Statements................................................3

5.  Acknowledgement by the Current Issuer Account Bank.....................4

6.  Certification, Indemnity and Enforcement Notice........................5

7.  Change of Note Trustee or Current Issuer Account Bank..................7

8.  Termination............................................................7

9.  Further Assurance.....................................................10

10.   Confidentiality.....................................................10

11.   Costs...............................................................10

12.   Notices.............................................................11

13.   Interest............................................................12

14.   Withholding.........................................................12

15.   Tax Status..........................................................13

16.   Entire Agreement....................................................13

17.   Variation and Waiver................................................13

18.   Assignment..........................................................13

19.   The Note Trustee....................................................14

20.   Exclusion of Third Party Rights.....................................14

21.   Counterparts........................................................14

22.   Governing Law and Jurisdiction; Appropriate Forum...................14

SCHEDULE 1  Forms of Mandates.............................................15

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THIS AGREEMENT is made on 23 September 2002

BETWEEN:

(1) GRANITE MORTGAGES 02-2 PLC (registered number 4482804), a public limited company incorporated under the laws of England and Wales whose registered office is at Fifth Floor, 100 Wood Street, London EC2V 7EX as the Current Issuer;

(2) NORTHERN ROCK PLC (registered number 03273685), a public limited company incorporated under the laws of England and Wales whose registered office is at Northern Rock House, Gosforth, Newcastle upon Tyne NE3 4PL, in its capacity as Current Issuer Cash Manager;

(3) CITIBANK, N.A., acting through its office at 5 Carmelite Street London EC4Y 0PA in its capacity as Current Issuer Account Bank; and

(4) THE BANK OF NEW YORK, whose principal office is at One Canada Square, London E14 5AL in its capacity as Note Trustee.

IT IS HEREBY AGREED as follows:

1.   DEFINITIONS AND INTERPRETATION

1.1  The provisions of:

     (a) the Master Definitions Schedule as amended and restated by (and appearing in Appendix 1 to) the Master Definitions Schedule Third Amendment Deed made on 23 September 2002 between, among others, the Seller, Funding and the Mortgages Trustee, and

     (b) the Issuer Master Definitions Schedule signed for the purposes of identification by Sidley Austin Brown & Wood and Allen & Overy on 23 September 2002,

     (as the same have been and may be amended, varied or supplemented from time to time with the consent of the parties hereto) are expressly and specifically incorporated into and shall apply to this Agreement. The Issuer Master Definitions Schedule specified above shall prevail to the extent that it conflicts with the Master Definitions Schedule.

2.   THE CURRENT ISSUER TRANSACTION ACCOUNTS

2.1  INSTRUCTIONS FROM CURRENT ISSUER CASH MANAGER TO CURRENT ISSUER ACCOUNT
     BANK: Subject to Clause 2.4 (No Negative Balance) and Clause 6.4 (Consequences of an Intercompany Loan Enforcement Notice or a Current Issuer Note Enforcement Notice), the Current Issuer Account Bank shall comply with any direction of the Current Issuer Cash Manager to effect a payment by debiting the Current Issuer Sterling Account or the Current Issuer Dollar Account or the Current Issuer Euro Account provided that such direction from the Current Issuer Cash Manager complies with the account mandate of the Current Issuer for the Current Issuer Sterling Account and/or the account mandate of the Current Issuer for the Current Issuer

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     Dollar Account and/or the account mandate of the Current Issuer for the
     Current Issuer Euro Account, as applicable (together, the "CURRENT ISSUER TRANSACTION ACCOUNT MANDATES" or the "MANDATES", and each a "CURRENT ISSUER TRANSACTION MANDATE" or a "MANDATE").

     The Current Issuer Account Bank shall be entitled to rely on any direction given in writing which, in its opinion (acting reasonably and in good faith), purports to be given by any Authorised Signatory referred to in the relevant Current Issuer Transaction Account Mandate, from time to time and in respect of which the person giving the direction quotes a code reference notified in writing by the Current Issuer Cash Manager from time to time to the Current Issuer Account Bank.

2.2 TIMING OF PAYMENT: Without prejudice to the provisions of Clause 3.2 (Confirmation of Payment Instructions), the Current Issuer Account Bank agrees that if directed pursuant to Clause 2.1 (Instructions from Current Issuer Cash Manager to Current Issuer Account Bank) to make any payment on any date other than a Payment Date (to which the provisions of Clause 3.1 (Instructions from the Cash Current Issuer Manager) shall apply), then, subject to Clauses 2.4 (No Negative Balance) and 6.4 (Consequences of an Intercompany Loan Enforcement Notice or a Current Issuer Note Enforcement Notice ) below, it will do so prior to close of business on the London Business Day on which such direction is received and for value that day; provided that, if any direction is received later than 12:00 p.m. (London time) on any London Business Day, the Current Issuer Account Bank shall make such payment at the commencement of business on the following London Business Day for value that day.

2.3 CURRENT ISSUER ACCOUNT BANK CHARGES: The charges of the Current Issuer Account Bank for the operation of a Current Issuer Transaction Account shall be debited to that Current Issuer Transaction Account only on the first day of each month (or, if such day is not a London Business Day, the next succeeding London Business Day) in accordance with the order of priority set out in the Current Issuer Cash Management Agreement, or following enforcement of the Current Issuer Security, the Current Issuer Deed of Charge, and the Current Issuer by its execution hereof irrevocably agrees that this shall be done. The charges shall be payable at the same rates as are generally applicable to the business customers of the Current Issuer Account Bank provided that, subject to Clause 8.6 (Termination by Current Issuer Account Bank), if there are insufficient funds standing to the credit of the applicable Current Issuer Transaction Account, to pay such charges the Current Issuer Account Bank shall not be relieved of its obligations in respect of the relevant account.

2.4 NO NEGATIVE BALANCE: Notwithstanding the provisions of Clause 2.1 (Instructions from Current Issuer Cash Manager to Current Issuer Account
     Bank) and Clause 2.3 (Current Issuer Account Bank Charges) amounts shall only be withdrawn from a Current Issuer Transaction Account, to the extent that such withdrawal does not cause the relevant account to have a negative balance.

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3.   PAYMENTS

3.1  INSTRUCTIONS FROM THE CURRENT ISSUER CASH MANAGER:

     (a) The Current Issuer Cash Manager shall, no later than 11.00 a.m. (London time) on the second London Business Day prior to the Payment Date upon which any payment is due to be made from any Current Issuer Transaction Account (including the payments due to be made on each Payment Date), submit to the Current Issuer Account Bank instructions in compliance with the relevant Mandates as to the payments to be made out of the relevant account on such date.

     (b) The Current Issuer Account Bank shall comply with such instructions and shall effect the payments specified therein not later than the time specified for payment thereof (provided that the Current Issuer Account Bank shall not have any liability to any person if it fails to effect timely payment by reason of strike, computer failure, power cut or other matters beyond its control) on the relevant date if the instructions comply with the relevant Current Issuer Transaction Account Mandate.

3.2 CONFIRMATION OF PAYMENT INSTRUCTIONS: The Current Issuer Account Bank agrees that it will, not later than 12:00 p.m. (London time) on the second London Business Day prior to (a) the date upon which any payment is due to be made from any Current Issuer Transaction Account and (b) each Payment Date, confirm to the Current Issuer Cash Manager (provided that such is the case) that it has received irrevocable instructions to effect payment on the relevant date or Payment Date, as applicable, and specifying the amount of the payment to be made and that, subject to receipt of funds, it will effect such payment on or before the relevant date or Payment Date, as applicable.

4.   MANDATES AND STATEMENTS

4.1 SIGNING AND DELIVERY OF MANDATES: The Current Issuer hereby confirms that it has delivered to the Current Issuer Account Bank prior to the Closing Date the Current Issuer Transaction Account Mandates in the forms set out in SCHEDULE 1 hereto duly executed and relating to each of the Current Issuer Transaction Accounts, respectively, and the Current Issuer Account Bank hereby confirms to the Note Trustee that the Current Issuer Transaction Account Mandates have been provided to it, that each of the Current Issuer Transaction Accounts is open and that the Current Issuer Transaction Account Mandates are operative.

4.2 AMENDMENT OR REVOCATION: The Current Issuer Account Bank agrees that it shall notify the Note Trustee as soon as is reasonably practicable if it receives any amendment or revocation of a Current Issuer Transaction Account Mandate that it holds (other than a change of Authorised Signatory) and shall require the consent of the Note Trustee to any such amendment or revocation (other than a change of Authorised Signatory) provided, however, that unless such Current Issuer Transaction Account Mandate is revoked, the Current Issuer Account Bank may continue to comply with the relevant amended Current Issuer Transaction Account Mandate unless it receives notice in writing from the Note Trustee to the effect that a Current Issuer Note Enforcement Notice has been served or that the appointment of Northern

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     Rock plc as Current Issuer Cash Manager under the Current Issuer Cash
     Management Agreement has been terminated.

4.3 STATEMENTS: The Current Issuer Account Bank shall submit monthly written statements to the Current Issuer Cash Manager, the Current Issuer and, upon request, the Note Trustee setting out the amounts standing to the credit of each of the Current Issuer Transaction Accounts at the close of business on the London Business Day immediately preceding the date of each such statement within three London Business Days of the statement date.

5.   ACKNOWLEDGEMENT BY THE CURRENT ISSUER ACCOUNT BANK

5.1  RESTRICTION ON RIGHTS: Notwithstanding anything to the contrary in the
     Mandates:

     (a) the Current Issuer Account Bank hereby waives any right it has or may hereafter acquire to combine, consolidate or merge any Current Issuer Transaction Account with any other account of the Current Issuer Cash Manager, the Current Issuer (including, but not limited to, each other Current Issuer Transaction Account), the Mortgages Trustee, Funding, the Seller, the Note Trustee or any other person or with any liabilities of the Current Issuer Cash Manager, the Current Issuer, the Mortgages Trustee, Funding, the Current Issuer, the Seller, the Note Trustee or any other person;

     (b) the Current Issuer Account Bank hereby agrees that it may not exercise any lien or to the extent permitted by law any set-off or transfer any sum standing to the credit of or to be credited to any Current Issuer Transaction Account in or towards satisfaction of any liabilities to it of the Current Issuer Cash Manager, the Current Issuer, the Mortgages Trustee, Funding, the Seller, the Note Trustee or any other person;

     (c) each of the parties hereto hereby agrees that it shall not institute against the Current Issuer any winding-up, administration, insolvency or similar proceedings in any jurisdiction for so long as any sum is outstanding under any Current Issuer Notes and for two years plus one day since the last day on which any such sum was outstanding provided that the Note Trustee may prove or lodge a claim in the event of a liquidation initiated by any other person;

     (d) each of the parties hereto hereby agrees that only the Note Trustee may enforce the security created in favour of the Note Trustee under the Current Issuer Deed of Charge in accordance with the provisions thereof;

     (e) each of the parties hereto hereby agrees that notwithstanding any other provision of this Agreement or any other Current Issuer Transaction Document, no sum due or owing to any party to this Agreement from or by the Current Issuer under this Agreement shall be payable by the Current Issuer except to the extent that the Current Issuer has sufficient funds available or (following enforcement of the Current Issuer Security) the Note Trustee has realised sufficient funds from the Current Issuer Security to pay such sum subject to and in accordance with the relevant Current Issuer Priority of Payments and provided that all liabilities of the Current Issuer required to be paid in priority thereto or pari passu therewith pursuant to such

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          Current Issuer Priority of Payments have been paid, discharged and/or otherwise provided for in full;

     (f) each of the parties hereto hereby agrees that it shall not take any steps for the purpose of recovering any amount payable by the Current Issuer or enforcing any rights arising out of this Agreement against the Current Issuer otherwise than in accordance with the Current Issuer Deed of Charge;

     (g) the Current Issuer Account Bank hereby agrees that it will notify the Current Issuer Cash Manager, the Current Issuer and the Note Trustee if compliance with any instruction would cause any Current Issuer Transaction Account to have a negative balance, such notification to be given on the same London Business Day it determines that compliance with such instruction would cause any such account to have a negative balance; and

     (h) the Current Issuer Account Bank hereby acknowledges that the Current Issuer has, pursuant to the Current Issuer Deed of Charge, inter alia, assigned by way of security all its rights, title, interest and benefit, present and future, in and to, all sums from time to time standing to the credit of each Current Issuer Transaction Account and all of its rights under this Agreement to the Note Trustee.

     The provisions of Clause 6 of the Current Issuer Deed of Charge shall prevail in the event that and to the extent that they conflict with the provision of this Clause 5.1.

5.2 NOTICE OF ASSIGNMENT AND ACKNOWLEDGEMENT: By its execution of the Current Issuer Deed of Charge, the Current Issuer Account Bank acknowledges and consents to the assignments, charges and Security Interests (including the Jersey Security Interests) made or granted by the Current Issuer under Clause 3 (Current Issuer Security) of such Current Issuer Deed of Charge.

5.3 MONTHLY STATEMENTS: Unless and until directed otherwise by the Note Trustee, the Current Issuer Account Bank shall provide each of the Current Issuer Cash Manager, the Current Issuer and the Note Trustee with a statement in respect of each Current Issuer Transaction Account automatically on a monthly basis in accordance with Clause 4.3 (Statements) and also as soon as reasonably practicable after receipt of a request for a statement (other than with respect to the Note Trustee, to which such statements will be provided upon request). The Current Issuer Account Bank is hereby authorised by the Current Issuer to provide statements in respect of each Current Issuer Transaction Account to the Current Issuer Cash Manager and the Note Trustee.

6.   CERTIFICATION, INDEMNITY AND ENFORCEMENT NOTICE

6.1  CURRENT ISSUER ACCOUNT BANK TO COMPLY WITH CURRENT ISSUER CASH MANAGER'S
     INSTRUCTIONS: Unless otherwise directed by the Security Trustee or the Note Trustee pursuant to Clause 6.4 (Consequences of an Intercompany Loan Enforcement Notice or a Current Issuer Note Enforcement Notice), in making any transfer or payment from any Current Issuer Transaction Account in accordance with this Agreement, the Current Issuer Account Bank

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     shall be entitled to act as directed by the Current Issuer Cash Manager pursuant to Clauses 2.1 (Instructions from Current Issuer Cash Manager to Current Issuer Account Bank ), 2.2 (Timing of Payment) and 3 (Payments), and to rely as to the amount of any such transfer or payment on the Current Issuer Cash Manager's instructions in accordance with the relevant Current Issuer Transaction Account Mandate, and the Current Issuer Account Bank shall have no liability to the Current Issuer Cash Manager, the Current Issuer or the Note Trustee except in the case of its wilful default or negligence.

6.2 CURRENT ISSUER'S INDEMNITY: The Current Issuer shall indemnify the Current Issuer Account Bank to the extent of funds available with respect to Current Issuer Available Revenue Receipts (1) prior to enforcement of the Current Issuer Security subject to the order of priority set out in the Current Issuer Cash Management Agreement, or (2) following enforcement of the Current Issuer Security, subject to the order of priority set out in the Current Issuer Deed of Charge, against any loss, cost, damage, charge or expense incurred by it in complying with any instruction delivered pursuant to and in accordance with this Agreement, save that this indemnity shall not extend to:

     (a) the charges of the Current Issuer Account Bank (if any) for the operation of the Current Issuer Transaction Accounts other than as provided in this Agreement; and

     (b) any loss, cost, damage, charge or expense arising from any breach by the Current Issuer Account Bank of its obligations under this Agreement.

     No termination of this Agreement shall affect the obligations created by this Clause 6.2.

6.3 NO LIABILITY FOR CONSEQUENTIAL LOSS: The Current Issuer Account Bank shall not, in any event, be liable to the Current Issuer or to any other party to the Current Issuer Transaction Documents for any special, indirect, punitive or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), whether or not foreseeable and in each case however caused or arising.

6.4 CONSEQUENCES OF AN INTERCOMPANY LOAN ENFORCEMENT NOTICE OR A CURRENT ISSUER NOTE ENFORCEMENT NOTICE: The Current Issuer Account Bank acknowledges that, if it receives notice in writing from (a)(i) the Security Trustee to the effect that the Security Trustee has served an Intercompany Loan Enforcement Notice or (ii) the Note Trustee that the Note Trustee has served a Current Issuer Note Enforcement Notice or (b) the Current Issuer and/or the Note Trustee that the appointment of Northern Rock plc as Current Issuer Cash Manager under the Current Issuer Cash Management Agreement has been terminated (but without prejudice to Clause 6.1 (Current Issuer Account Bank to Comply with Current Issuer Cash Manager's Instructions) above) all right, authority and power of the Current Issuer Cash Manager in respect of the Current Issuer Transaction Accounts shall be terminated and be of no further effect and the Current Issuer Account Bank agrees that it shall, upon receipt of such notice from the Security Trustee, the Current Issuer or the Note Trustee, as the case may be, comply with the directions of the Security Trustee or the Note Trustee, as the case may be, or any successor cash manager appointed by the Security Trustee or the Note Trustee, as the case may be (subject to such successor cash manager having entered into an agreement with


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     that Current Issuer Account Bank on substantially the same terms as this
     Agreement) in relation to the operation of the Current Issuer Transaction Accounts.

7.   CHANGE OF NOTE TRUSTEE OR CURRENT ISSUER ACCOUNT BANK

7.1 CHANGE OF NOTE TRUSTEE: In the event that there is any change in the identity of the Note Trustee or an additional Note Trustee is appointed in accordance with the Current Issuer Deed of Charge, the existing Note Trustee or the retiring Note Trustee, the Current Issuer Cash Manager, the Current Issuer and the Current Issuer Account Bank shall execute such documents and take such actions as the new Note Trustee and the retiring Note Trustee or, as the case may be, the existing Note Trustee shall agree are reasonably necessary for the purpose of vesting in such new Note Trustee the rights, benefits and obligations of the Note Trustee under this Agreement and releasing the retiring Note Trustee from its future obligations hereunder. It is acknowledged that a trust corporation may be appointed as sole trustee and in the event that there are one or more Note Trustees, at least one of such Note Trustees shall be a trust corporation.

7.2 CHANGE OF CURRENT ISSUER ACCOUNT BANK: If there is any change in the identity of the Current Issuer Account Bank, the Current Issuer Cash Manager, the Current Issuer and the Note Trustee shall execute such documents and take such actions as the new Current Issuer Account Bank and the outgoing Current Issuer Account Bank and the Note Trustee may require for the purpose of vesting in the new Current Issuer Account Bank the rights and obligations of the outgoing Current Issuer Account Bank and releasing the outgoing Current Issuer Account Bank from its future obligations under this Agreement.

8.   TERMINATION

8.1  TERMINATION EVENTS: The Current Issuer Cash Manager or the Current Issuer:

          (i) may (with the prior written consent of the Note Trustee) terminate this Agreement in the event that the matters specified in paragraphs (a) or (f) below occur; and

          (ii) shall (with the prior written consent of the Note Trustee) terminate this agreement in the event that any of the matters specified in paragraphs (b) to (e) (inclusive) below occur,

     in each case by serving a written notice of termination on the Current Issuer Account Bank in any of the following circumstances:

     (a) if a deduction or withholding for or on account of any Tax is imposed, or it appears likely that such a deduction or withholding will be imposed, in respect of the interest payable on the Current Issuer Sterling Account, the Current Issuer Dollar Account or the Current Issuer Euro Account, as applicable; or

     (b) if the short-term, unguaranteed and unsubordinated debt obligations of the Current Issuer Account Bank falls below a rating of A-1+ by S&P, P-1 by Moody's or F1+ by Fitch, respectively; or

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     (c)  if the Current Issuer Account Bank, otherwise than for the purposes of such amalgamation or reconstruction as is referred to in paragraph (d) below, ceases or, through an authorised action of the board of directors of the Current Issuer Account Bank, threatens to cease to carry on all or substantially all of its business or is deemed unable to pay its debts as and when they fall due within the meaning of
          Section 123(1) and 123(2) of the Insolvency Act 1986 (as that Section may be amended modified or re-enacted) or ceases to be an authorised institution under the Financial Services and Markets Act 2000; or

     (d) if an order is made or an effective resolution is passed for the winding-up of the Current Issuer Account Bank except a winding-up for the purposes of or pursuant to an amalgamation or reconstruction the terms of which have previously been approved by the Note Trustee in writing (such approval not to be unreasonably withheld or delayed); or

     (e) if proceedings are initiated against the Current Issuer Account Bank under any applicable liquidation, insolvency, bankruptcy, composition, reorganisation (other than a reorganisation where the Current Issuer Account Bank is solvent) or other similar laws (including, but not limited to, presentation of a petition for an administration order) and (except in the case of presentation of petition for an administration order) such proceedings are not, in the reasonable opinion of the Note Trustee, being disputed in good faith with a reasonable prospect of success or an administration order is granted or an administrative receiver or other receiver, liquidator, trustee in sequestration or other similar official is appointed in relation to the Current Issuer Account Bank or in relation to the whole or any substantial part of the undertaking or assets of the Current Issuer Account Bank, or an encumbrancer takes possession of the whole or any substantial part of the undertaking or assets of the Current Issuer Account Bank, or a distress, execution or diligence or other process is levied or enforced upon or sued out against the whole or any substantial part of the undertaking or assets of the Current Issuer Account Bank and such possession or process (as the case may be) is not discharged or otherwise ceases to apply within 30 days of its commencement, or the Current Issuer Account Bank initiates or consents to judicial proceedings relating to itself under applicable liquidation, insolvency, bankruptcy, composition, reorganisation or other similar laws or makes a conveyance or assignment or assignation for the benefit of its creditors generally; or

     (f) if the Current Issuer Account Bank fails to perform any of its obligations under this Agreement and such failure remains unremedied for three London Business Days after the Current Issuer Cash Manager or the Note Trustee has given notice of such failure.

8.2 TERMINATION OPTION: The Current Issuer may terminate the appointment of the Current Issuer Account Bank upon a breach by the Current Issuer Account Bank of its obligations under this Agreement or the Current Issuer Deed of Charge, by giving one month's prior written notice to the Current Issuer Account Bank (with a copy to the Note Trustee), provided that:

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     (a)  such termination shall not be effective until a replacement financial institution or institutions (with a short-term, unguaranteed and unsubordinated debt obligation rating of at least A-1+ (in the case of S&P), P-1 (in the case of Moody's) and F1+ (in the case of Fitch)) shall have entered into an agreement in form and substance similar to this Agreement; and

     (b) such termination would not adversely affect the then current ratings of the Current Issuer Notes.

     The Current Issuer Cash Manager and the Current Issuer shall use reasonable endeavours to agree such terms with such a replacement financial institution or institutions within 30 days of the date of the notice. In the event of such termination the Current Issuer Account Bank shall assist the other parties hereto to effect an orderly transition of the banking arrangements documented hereby and the Current Issuer shall reimburse the Current Issuer Account Bank for its reasonable costs and any amounts in respect of Irrecoverable VAT thereon (including reasonable costs and expenses) incurred during the period of, and until completion of, such transition.

8.3 NOTIFICATION OF TERMINATION EVENT: Each of the Current Issuer, the Current Issuer Cash Manager and the Current Issuer Account Bank undertakes and agrees to notify the Note Trustee of any event which would or could entitle the Note Trustee to serve a notice of termination pursuant to Clause 8.4 (Termination by Note Trustee) promptly upon becoming aware thereof.

8.4 TERMINATION BY NOTE TRUSTEE: In addition, prior to the service of an Intercompany Loan Enforcement Notice or a Current Issuer Note Enforcement Notice, the Note Trustee may terminate this Agreement and close the Current Issuer Transaction Accounts by serving a notice of termination if any of the events specified in Clause 8.1(a) to (f) (inclusive) (Termination Events) of this Agreement occurs in relation to the Current Issuer Account Bank. Following the service of an Intercompany Loan Enforcement Notice or a Current Issuer Note Enforcement Notice, the Note Trustee may serve a notice of termination at any time.

8.5 AUTOMATIC TERMINATION: This Agreement shall automatically terminate (if not terminated earlier pursuant to this Clause 8) on the date falling 90 days after all Current Issuer Secured Obligations have been irrevocably discharged in full.

8.6 TERMINATION BY CURRENT ISSUER ACCOUNT BANK: The Current Issuer Account Bank may terminate this Agreement and cease to operate the Current Issuer Transaction Accounts at any time:

     (a) on giving not less than six months prior written notice thereof ending on any London Business Day which does not fall on either a Payment Date or less than 10 London Business Days before a Payment Date to each of the other parties hereto without assigning any reason therefor; and

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     (b)  on giving not less than three months' prior written notice thereof ending on any London Business Day which does not fall on either a Payment Date or less than 10 London Business Days before a Payment Date to each of the other parties hereto, if the Current Issuer Account Bank shall have demanded payment of its due charges or any interest and the same shall have remained unpaid for a period of two months, provided that if the relevant amounts have been paid on or before the date six weeks after the date of delivery of such notice the notice shall have no effect, provided that such termination shall not take effect:

     (i) until a replacement financial institution or institutions (with a short-term, unguaranteed and unsubordinated debt obligation rating of at least A-1+ (in the case of S&P), P-1 (in the case of Moody's) and F1+ (in the case of Fitch)) shall have entered into an agreement in form and substance similar to this Agreement; and

     (ii) if the then current ratings of the Current Issuer Notes would be adversely affected thereby.

     In the event of such termination and cessation, the Current Issuer Account Bank shall assist the other parties hereto to effect an orderly transition of the banking arrangements documented hereby.

9.    FURTHER ASSURANCE

     The parties hereto agree that they will co-operate fully to do all such further acts and things and execute any further documents as may be necessary or reasonably desirable to give full effect to the arrangements contemplated by this Agreement.

10.  CONFIDENTIALITY

     None of the parties hereto shall during the term of this Agreement or after its termination disclose to any person whatsoever (except as provided herein or in any of the Current Issuer Transaction Documents to which it is a party or with the authority of the other parties hereto or so far as may be necessary for the proper performance of its obligations hereunder or unless required by law or any applicable stock exchange requirement or any governmental or regulatory authority or ordered to do so by a court of competent jurisdiction or by the Inland Revenue or the Commissioners of Customs and Excise or the Bank of England or the Financial Services Authority) any information relating to the business, finances or other matters of a confidential nature of any other party hereto of which it may in the course of its duties hereunder have become possessed and each of the parties hereto shall use all reasonable endeavours to prevent any such disclosure.

11.  COSTS

     The Current Issuer agrees to pay, in accordance with the Current Issuer Priority of Payments, the reasonable costs and any amounts in respect of Irrecoverable VAT thereon (including reasonable legal costs and expenses) of the Current Issuer Account Bank in connection with the negotiation of this Agreement and the establishment of each Current Issuer Transaction

     Account and the negotiation and execution of any further documents and the taking of any further action to be executed or taken pursuant to Clauses 7 (Change of Note Trustee or Current Issuer Account Bank), 8.1(a) (Termination Events), 8.5 (Automatic Termination) and 8.6 (Termination by Current Issuer Account Bank) and 9 (Further Assurance), except any costs incurred by the Current Issuer Account Bank directly arising from the termination by it pursuant to Clause 8.6(a) (Termination by Current Issuer Account Bank) of the banking arrangements granted under this Agreement.

12.  NOTICES

12.1 Any notices to be given pursuant to this Agreement to any of the parties hereto shall be sufficiently served if sent by prepaid first class post, by hand or facsimile transmission and shall be deemed to be given (in the case of facsimile transmission) when despatched, (where delivered by hand) on the day of delivery if delivered before 17.00 hours (London time) on a London Business Day or on the next London Business Day if delivered thereafter or on a day which is not a London Business Day or (in the case of first class post) when it would be received in the ordinary course of the post and shall be sent:

     (a) in the case of the Current Issuer Cash Manager to Northern Rock plc, Northern Rock House, Gosforth, Newcastle upon Tyne NE3 4PL (facsimile number 0191 213 2203) for the attention of the Group Secretary;

     (b) in the case of the Current Issuer, to Granite Mortgages 02-1 plc c/o Fifth Floor, 100 Wood Street, London EC2V 7EX (facsimile number 020 7606 0643) for the attention of the Company Secretary with a copy to Northern Rock plc, Northern Rock House, Gosforth, Newcastle upon Tyne NE3 4PL (facsimile number 0191 213 2203) for the attention of the Group Secretary;

     (c) in the case of the Note Trustee, to The Bank of New York, One Canada Square, London E14 5AL for the attention of Global Structured Finance (Corporate Trust), (facsimile number 0207 964 6061 / 0207 964 6399);

     (d) in the case of the Current Issuer Account Bank, to Citibank, N.A., 5 Carmelite Street, London EC4Y 0PA (facsimile number 0207 508 3883) for the attention of Specialised Agency;

     or to such other address or facsimile number or for the attention of such other person or entity as may from time to time be notified by any party to the others by written notice in accordance with the provisions of this Clause 12.

12.2 Notwithstanding the provisions of Clause 12.1 (Notices), irrevocable instructions to the Current Issuer Account Bank to effect payment on any date will not be deemed to have been received unless and until actual receipt of such instructions in legible form by the Current Issuer Account Bank.

12.3 The Current Issuer Account Bank covenants and undertakes that, upon receipt of any such payment instructions in an illegible form, it will immediately notify the party from whom such payment instructions were received.

13.  INTEREST

13.1 The Current Issuer Account Bank shall pay in the case of the Current Issuer Sterling Account on the first London Business Day of each month (or if such day is not a London Business Day on the next succeeding London Business
     Day) in respect of the preceding month, interest at the overnight deposit rate of the Current Issuer Account Bank specified as its "Core Rate" on any cleared credit balances in such Current Issuer Sterling Account.

13.2 The Current Issuer Account Bank shall pay in the case of the Current Issuer Dollar Account on the first London Business Day of each month (or if such day is not a London Business Day on the next succeeding London Business
     Day) in respect of the preceding month, interest at the overnight deposit rate of the Current Issuer Account Bank specified as its "Core Rate" on any cleared credit balances in such Current Issuer Dollar Account.

13.3 The Current Issuer Account Bank shall pay in the case of the Current Issuer Euro Account on the first London Business Day of each month (or if such day is not a London Business Day on the next succeeding London Business Day) in respect of the preceding month, interest at the EONIA Rate (being the rate as calculated by the European Central Bank and appearing on the DOW Jones/Telerate Monitor at Telerate Page No. 247) less 0.75 per cent per annum on any cleared balances in such Current Issuer Euro Account.

14.  WITHHOLDING

     All payments by the Current Issuer Account Bank under this Agreement shall be made in full without any deduction or withholding (whether in respect of set-off, counterclaim, duties, Taxes, charges or otherwise whatsoever) unless the deduction or withholding is required by law, in which event the Current Issuer Account Bank shall:

     (a) ensure that the deduction or withholding does not exceed the minimum amount legally required;

     (b) pay to the relevant taxation or other authorities within the period for payment permitted by applicable law the full amount of the deduction or withholding;

     (c) furnish to the Current Issuer or the Note Trustee (as the case may be) within the period for payment permitted by the relevant law, either:

          (i) an official receipt of the relevant taxation authorities involved in respect of all amounts so deducted or withheld; or

          (ii) if such receipts are not issued by the taxation authorities concerned on payment to them of amounts so deducted or withheld, a certificate of deduction or equivalent evidence of the relevant deduction or withholding; and

     (d) account to the Current Issuer in full by credit to the applicable Current Issuer Transaction Account of an amount equal to the amount of any rebate, repayment or reimbursement of any deduction or withholding which the Current Issuer Account Bank has made pursuant to this Clause 14 and which is subsequently received by the Current Issuer Account Bank.

15.  TAX STATUS

15.1 The Current Issuer Account Bank is a bank for the purposes of section 349 of the Income and Corporation Taxes Act 1988, is entering into this Agreement in the ordinary course of its business, will pay interest pursuant hereto in the ordinary course of such business, will bring into account payments (other than deposits) made under this Agreement in computing its income for United Kingdom Tax purposes and will not cease to be or to do so otherwise than as a result of the introduction of, change in, or change in the interpretation, administration or application of, any law or regulation or any practice or concession of the United Kingdom Inland Revenue occurring after the date of this Agreement.

15.2 The Current Issuer Account Bank will procure that any of its successors or assigns will provide the same representation as to its Tax status as is provided by the Current Issuer Account Bank in Clause 15.1 (Tax Status) above.

16.  ENTIRE AGREEMENT

     This Agreement and the schedules together constitute the entire agreement and understanding between the parties in relation to the subject matter hereof and cancel and replace any other agreement or understanding in relation thereto.

17.  VARIATION AND WAIVER

     No variation, waiver or novation of this Agreement or any provision(s) of this Agreement shall be effective unless it is in writing and executed by (or by some person duly authorised by) each of the parties. No single or partial exercise of, or failure or delay in exercising, any right under this Agreement shall constitute a waiver or preclude any other or further exercise of that or any other right.

18.  ASSIGNMENT

     Subject as provided in or contemplated by Clauses 5.1(f) (Restriction on Rights) and 7.2 (Change of Current Issuer Account Bank):

     (a) the Current Issuer Account Bank may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Current Issuer and the Note Trustee;

     (b) other than its assignments made under the Current Issuer Deed of Charge, the Current Issuer may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Current Issuer Account Bank and the Note Trustee; and

     (c) the Current Issuer Account Bank may not act through any other branch other than the branch specified on page 1 of this Agreement without the prior written consent of the Current Issuer and the Note Trustee (such consent not to be unreasonably withheld).

19.  THE NOTE TRUSTEE

     The Note Trustee has agreed to become a party to this Agreement for the better preservation and enforcement of its rights under this Agreement but shall have no responsibility for any of the obligations of, nor assume any liabilities to, the Current Issuer Cash Manager, the Current Issuer Account Bank or the Current Issuer hereunder. Furthermore, any liberty or power which may be exercised or any determination which may be made hereunder by the Note Trustee may be exercised or made in the Note Trustee's absolute discretion without any obligation to give reasons therefor, but in any event must be exercised or made in accordance with the provisions of the Current Issuer Deed of Charge.

20.  EXCLUSION OF THIRD PARTY RIGHTS

     A person who is not a party to this Agreement may not enforce any of its terms under the Contracts (Rights of Third Parties) Act 1999, but this shall not affect any rights or remedy of a third party which exists or is available apart from the Act.

21.  COUNTERPARTS

     This Agreement may be executed in any number of counterparts, manually or by facsimile, each of which (when executed) shall be an original. Such counterparts, when taken together, shall constitute one and the same document.

22.  GOVERNING LAW AND JURISDICTION; APPROPRIATE FORUM

22.1 GOVERNING LAW: This Agreement is governed by, and shall be construed in accordance with, English law.

22.2 JURISDICTION: Each of the parties hereto irrevocably agrees that the courts of England shall have jurisdiction to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Agreement and, for such purposes, irrevocably submits to the jurisdiction of such courts.

22.3 APPROPRIATE FORUM: Each of the parties hereto irrevocably waives any objection which it might now or hereafter have to the courts of England being nominated as the forum to hear and determine any Proceedings and to settle any disputes, and agrees not to claim that any such court is not a convenient or appropriate forum.

IN WITNESS whereof the parties hereto have executed this Agreement the day and year first before written.

                                   SCHEDULE 1

                                Forms of Mandates

                BANK MANDATE - GRANITE 02-2 STERLING ACCOUNT

Resolution of the Board of Directors of GRANITE MORTGAGES 02-2 PLC (the
"COMPANY")

At a meeting of the Board of Directors of the Company held at Fifth Floor, 100 Wood Street, London EC2V 7EX, London on or about [o], 2002:

IT WAS RESOLVED THAT:

1. The account number 10456845 in the name of the Company held with Citibank, N.A. (the "BANK") (the "CURRENT ISSUER STERLING ACCOUNT") will be used as an account for the benefit of the Company.

2. The mandate given to the Bank by virtue of this document (the "MANDATE") is given on the basis that the Bank complies with the procedure set out in, and the terms of, this document.

3. Prior to receipt of a notice in writing from the Note Trustee to the contrary, in relation to the Current Issuer Sterling Account, the Bank is hereby authorised to honour and comply with all cheques, drafts, bills, payments by way of the Clearing House Automated Payment System, promissory notes, acceptances, negotiable instruments and orders expressed to be drawn, accepted, made or given and all directions given in writing or by way of electronic impulses in respect of the Current Issuer Sterling Account to the extent that compliance with the same should not result in a debit balance; provided that (and subject to paragraph 7) any such cheques, drafts, bills, promissory notes, acceptances, negotiable instruments, directions, orders, instructions and/or endorsements are signed by two people from Schedule 1. The Bank is hereby authorised to act on any information given by two Directors or by one Director and the Secretary of the Company regarding any changes to Schedule 1. For these purposes, a "BUSINESS DAY" is a day (other than a Saturday or Sunday) on which banks are generally open for business in London.

4.   This Mandate is given on the basis that the Bank:

     (a) acknowledges that, pursuant to a Current Issuer Deed of Charge to be entered into between, inter alios, the Company and The Bank of New York (the "NOTE TRUSTEE") on or about 23 September 2002 (the "CURRENT ISSUER DEED OF CHARGE"), the Company has assigned its interest in the Current Issuer Sterling Account to the Note Trustee by way of security;

     (b) prior to receipt of an Intercompany Loan Enforcement Notice (as defined in the Funding Deed of Charge) from the Security Trustee or a Current Issuer Note Enforcement Notice (as defined in the Current Issuer Deed of Charge) from the Note Trustee, agrees to comply with the directions of the Current Issuer (or, pursuant to paragraph 8, of Northern Rock plc (the "CURRENT ISSUER CASH MANAGER") as its agent) in respect of the operation of the Current Issuer Sterling Account and the Bank shall be entitled to rely on any such written direction reasonably purporting to have been given by or on behalf of the Current Issuer (or the Current Issuer Cash Manager) without enquiry; and

     (c) upon receipt of an Intercompany Loan Enforcement Notice from the Security Trustee or a Current Issuer Note Enforcement Notice from the Note Trustee:

          (i) agrees to comply with the directions of the Note Trustee expressed to be given by the Note Trustee pursuant to the Current Issuer Deed of Charge in respect of the operation of the Current Issuer Sterling Account and the Bank shall be entitled to rely on any such written direction reasonably purporting to have been given on behalf of the Note Trustee without enquiry; and

          (ii) agrees that all right, authority and power of the Company in respect of the operation of the Current Issuer Sterling Account shall be deemed terminated and of no further effect and the Bank agrees that it shall, upon receipt of the Intercompany Loan Enforcement Notice from the Security Trustee or a Current Issuer Note Enforcement Notice from the Note Trustee, comply with the directions of the Security Trustee or the Note Trustee (as the case may be) or any receiver appointed under the Current Issuer Deed of Charge or Funding Deed of Charge (as the case may be) in relation to the operation of the Current Issuer Sterling Account unless otherwise required by operation of law or by the order or direction of a competent Court or Tribunal.

5. Unless and until the Bank receives notice in writing from or purporting to be from the Note Trustee or the Security Trustee to the contrary, the Bank is authorised to continue to operate the Current Issuer Sterling Account without regard to the security interests pursuant to the Current Issuer Deed of Charge.

6. At any time prior to the release by the Note Trustee of the Current Issuer Deed of Charge, the mandate given to the Bank by virtue of these resolutions shall remain in force, unless and until the Bank has received a notice of amendment hereto from the Company.

7. These resolutions shall be communicated to the Bank and remain in force until an amendment resolution shall be passed by the board of directors of the Company and a copy thereof, certified by any two of the Directors and/or the Secretary, shall be received by the Bank.

8. The Current Issuer authorises the Current Issuer Cash Manager to instruct the Bank in relation to the Current Issuer Sterling Account and authorises the Bank to act on those instructions in the manner set forth in the Current Issuer Bank Account Agreement.




                           ---------------------------

                              AUTHORISED SIGNATORY

                                   SCHEDULE 1

            TO THE BANK MANDATE - GRANITE 02-2 STERLING ACCOUNT

     The following sets out the signatories for the Current Issuer Sterling Account, in accordance with Clause 3 of the Bank Mandate - Granite 02-2
                                Sterling Account.

Northern Rock plc personnel authorised to sign any cheques, drafts, bills, promissory notes, acceptances, negotiable instruments, directions, orders or instructions, and/or endorsements in respect of accounts in the name of Granite Mortgages 02-2 plc held at Citibank, N.A.:

NAME                       TITLE               SPECIMEN SIGNATURE
----                       -----               ------------------
                           Treasury Systems
A R Cunningham             Development Manager
                                               ------------------------------
                           Treasury
A Dutton                   Administrator
                                               ------------------------------
                           Deputy Treasury
C J Flinn                  Director
                                               ------------------------------
                           Senior Manager -
                           Treasury
D Paylor Wright            Settlements
                                               ------------------------------
                           Head of Treasury
T D Pickering              Risk
                                               ------------------------------
                           Senior Manager -
D Wheeler                  Treasury Accounting
                                               ------------------------------
                           Assistant Director
D Johnson                  (Securitisation)
                                               ------------------------------
K M Currie                 Treasury Director
                                               ------------------------------

                 BANK MANDATE - GRANITE 02-2 DOLLAR ACCOUNT

Resolution of the Board of Directors of GRANITE MORTGAGES 02-2 PLC (the
"COMPANY")

At a meeting of the Board of Directors of the Company held at Fifth Floor, 100 Wood Street, London EC2V 7EX, London on or about [o], 2002:

IT WAS RESOLVED THAT:

1. The account number 10456837 in the name of the Company held with Citibank, N.A. (the "BANK") (the "CURRENT ISSUER DOLLAR ACCOUNT") will be used as an account for the benefit of the Company.

2. The mandate given to the Bank by virtue of this document (the "MANDATE") is given on the basis that the Bank complies with the procedure set out in, and the terms of, this document.

3. Prior to receipt of a notice in writing from the Note Trustee to the contrary, in relation to the Current Issuer Dollar Account, the Bank is hereby authorised to honour and comply with all cheques, drafts, bills, payments by way of the Clearing House Automated Payment System, promissory notes, acceptances, negotiable instruments and orders expressed to be drawn, accepted, made or given and all directions given in writing or by way of electronic impulses in respect of the Current Issuer Dollar Account to the extent that compliance with the same should not result in a debit balance; provided that (and subject to paragraph 7) any such cheques, drafts, bills, promissory notes, acceptances, negotiable instruments, directions, orders, instructions and/or endorsements are signed by two people from Schedule 1. The Bank is hereby authorised to act on any information given by two Directors or by one Director and the Secretary of the Company regarding any changes to Schedule 1. For these purposes, a "BUSINESS DAY" is a day (other than a Saturday or Sunday) on which banks are generally open for business in London.

4.   This Mandate is given on the basis that the Bank:

     (a) acknowledges that, pursuant to a Current Issuer Deed of Charge to be entered into between, inter alios, the Company and The Bank of New York (the "NOTE TRUSTEE") on or about 23 September 2002 (the "CURRENT ISSUER DEED OF CHARGE"), the Company has assigned its interest in the Current Issuer Dollar Account to the Note Trustee by way of security;

     (b) prior to receipt of an Intercompany Loan Enforcement Notice (as defined in the Funding Deed of Charge) from the Security Trustee or a Current Issuer Note Enforcement Notice (as defined in the Current Issuer Deed of Charge) from the Note Trustee, agrees to comply with the directions of the Current Issuer (or, pursuant to paragraph 8, of Northern Rock plc (the "CURRENT ISSUER CASH MANAGER") as its agent) in respect of the operation of the Current Issuer Dollar Account and the Bank shall be entitled to rely on any such written direction reasonably purporting to have been given by or on behalf of the Current Issuer (or the Current Issuer Cash Manager) without enquiry; and

     (c) upon receipt of an Intercompany Loan Enforcement Notice from the Security Trustee or a Current Issuer Note Enforcement Notice from the Note Trustee:

          (i) agrees to comply with the directions of the Note Trustee expressed to be given by the Note Trustee pursuant to the Current Issuer Deed of Charge in respect of the operation of the Current Issuer Dollar Account and the Bank shall be entitled to rely on any such written direction reasonably purporting to have been given on behalf of the Note Trustee without enquiry; and

          (ii) agrees that all right, authority and power of the Company in respect of the operation of the Current Issuer Dollar Account shall be deemed terminated and of no further effect and the Bank agrees that it shall, upon receipt of the Intercompany Loan Enforcement Notice from the Security Trustee or a Current Issuer Note Enforcement Notice from the Note Trustee, comply with the directions of the Security Trustee or the Note Trustee (as the case may be) or any receiver appointed under the Current Issuer Deed of Charge or Funding Deed of Charge (as the case may be) in relation to the operation of the Current Issuer Dollar Account unless otherwise required by operation of law or by the order or direction of a competent Court or Tribunal.

5. Unless and until the Bank receives notice in writing from or purporting to be from the Note Trustee or the Security Trustee to the contrary, the Bank is authorised to continue to operate the Current Issuer Dollar Account without regard to the security interests pursuant to the Current Issuer Deed of Charge.

6. At any time prior to the release by the Note Trustee of the Current Issuer Deed of Charge, the mandate given to the Bank by virtue of these resolutions shall remain in force, unless and until the Bank has received a notice of amendment hereto from the Company.

7. These resolutions shall be communicated to the Bank and remain in force until an amendment resolution shall be passed by the board of directors of the Company and a copy thereof, certified by any two of the Directors and/or the Secretary, shall be received by the Bank.

8. The Current Issuer authorises the Current Issuer Cash Manager to instruct the Bank in relation to the Current Issuer Dollar Account and authorises the Bank to act on those instructions in the manner set forth in the Current Issuer Bank Account Agreement.




                           ---------------------------

                              Authorised Signatory

                                   SCHEDULE 1

             TO THE BANK MANDATE - GRANITE 02-2 DOLLAR ACCOUNT

    The following sets out the signatories for the Current Issuer Dollar Account, in accordance with Clause 3 of the Bank Mandate - Granite 02-2
                                 Dollar Account.

Northern Rock plc personnel authorised to sign any cheques, drafts, bills, promissory notes, acceptances, negotiable instruments, directions, orders or instructions, and/or endorsements in respect of accounts in the name of Granite Mortgages 02-2 plc held at Citibank, N.A.:

NAME                       TITLE               SPECIMEN SIGNATURE
----                       -----               ------------------
                           Treasury Systems
A R Cunningham             Development Manager
                                               ------------------------------
                           Treasury
A Dutton                   Administrator
                                               ------------------------------
                           Deputy Treasury
C J Flinn                  Director
                                               ------------------------------
                           Senior Manager -
                           Treasury
D Paylor Wright            Settlements
                                               ------------------------------
                           Head of Treasury
T D Pickering              Risk
                                               ------------------------------

                           Senior Manager -
D Wheeler                  Treasury Accounting
                                               ------------------------------
                           Assistant Director
D Johnson                  (Securitisation)
                                               ------------------------------
K M Currie                 Treasury Director
                                               ------------------------------

                  BANK MANDATE - GRANITE 02-2 EURO ACCOUNT

Resolution of the Board of Directors of GRANITE MORTGAGES 02-2 PLC (the
"COMPANY")

At a meeting of the Board of Directors of the Company held at Fifth Floor, 100 Wood Street, London EC2V 7EX, London on or about [o], 2002:

IT WAS RESOLVED THAT:

1. The account number 10456853 in the name of the Company held with Citibank, N.A. (the "BANK") (the "CURRENT ISSUER EURO ACCOUNT") will be used as an account for the benefit of the Company.

2. The mandate given to the Bank by virtue of this document (the "MANDATE") is given on the basis that the Bank complies with the procedure set out in, and the terms of, this document.

3. Prior to receipt of a notice in writing from the Note Trustee to the contrary, in relation to the Current Issuer Euro Account, the Bank is hereby authorised to honour and comply with all cheques, drafts, bills, payments by way of the Clearing House Automated Payment System, promissory notes, acceptances, negotiable instruments and orders expressed to be drawn, accepted, made or given and all directions given in writing or by way of electronic impulses in respect of the Current Issuer Euro Account to the extent that compliance with the same should not result in a debit balance; provided that (and subject to paragraph 7) any such cheques, drafts, bills, promissory notes, acceptances, negotiable instruments, directions, orders, instructions and/or endorsements are signed by two people from Schedule 1. The Bank is hereby authorised to act on any information given by two Directors or by one Director and the Secretary of the Company regarding any changes to Schedule 1. For these purposes, a "BUSINESS DAY" is a day (other than a Saturday or Sunday) on which banks are generally open for business in London.

4.   This Mandate is given on the basis that the Bank:

     (a) acknowledges that, pursuant to a Current Issuer Deed of Charge to be entered into between, inter alios, the Company and The Bank of New York (the "NOTE TRUSTEE") on or about 23 September 2002 (the "CURRENT ISSUER DEED OF CHARGE"), the Company has assigned its interest in the Current Issuer Euro Account to the Note Trustee by way of security;

     (b) prior to receipt of an Intercompany Loan Enforcement Notice (as defined in the Funding Deed of Charge) from the Security Trustee or a Current Issuer Note Enforcement Notice (as defined in the Current Issuer Deed of Charge) from the Note Trustee, agrees to comply with the directions of the Current Issuer (or, pursuant to paragraph 8, of Northern Rock plc (the "CURRENT ISSUER CASH MANAGER") as its agent) in respect of the operation of the Current Issuer Euro Account and the Bank shall be entitled to rely on any such written direction reasonably purporting to have been given by or on behalf of the Current Issuer (or the Current Issuer Cash Manager) without enquiry; and

     (c) upon receipt of an Intercompany Loan Enforcement Notice from the Security Trustee or a Current Issuer Note Enforcement Notice from the Note Trustee:

          (i) agrees to comply with the directions of the Note Trustee expressed to be given by the Note Trustee pursuant to the Current Issuer Deed of Charge in respect of the operation of the Current Issuer Euro Account and the Bank shall be entitled to rely on any such written direction reasonably purporting to have been given on behalf of the Note Trustee without enquiry; and

          (ii) agrees that all right, authority and power of the Company in respect of the operation of the Current Issuer Euro Account shall be deemed terminated and of no further effect and the Bank agrees that it shall, upon receipt of the Intercompany Loan Enforcement Notice from the Security Trustee or a Current Issuer Note Enforcement Notice from the Note Trustee, comply with the directions of the Security Trustee or the Note Trustee (as the case may be) or any receiver appointed under the Current Issuer Deed of Charge or Funding Deed of Charge (as the case may be) in relation to the operation of the Current Issuer Euro Account unless otherwise required by operation of law or by the order or direction of a competent Court or Tribunal.

5. Unless and until the Bank receives notice in writing from or purporting to be from the Note Trustee or the Security Trustee to the contrary, the Bank is authorised to continue to operate the Current Issuer Euro Account without regard to the security interests pursuant to the Current Issuer Deed of Charge.

6. At any time prior to the release by the Note Trustee of the Current Issuer Deed of Charge, the mandate given to the Bank by virtue of these resolutions shall remain in force, unless and until the Bank has received a notice of amendment hereto from the Company.

7. These resolutions shall be communicated to the Bank and remain in force until an amendment resolution shall be passed by the board of directors of the Company and a copy thereof, certified by any two of the Directors and/or the Secretary, shall be received by the Bank.

8. The Current Issuer authorises the Current Issuer Cash Manager to instruct the Bank in relation to the Current Issuer Euro Account and authorises the Bank to act on those instructions in the manner set forth in the Current Issuer Bank Account Agreement.




                           ---------------------------

                              AUTHORISED SIGNATORY

                                   SCHEDULE 1

              TO THE BANK MANDATE - GRANITE 02-2 EURO ACCOUNT

   The following sets out the signatories for the Current Issuer Euro Account, in accordance with Clause 3 of the Bank Mandate - Granite 02-2
                                  Euro Account.

Northern Rock plc personnel authorised to sign any cheques, drafts, bills, promissory notes, acceptances, negotiable instruments, directions, orders or instructions, and/or endorsements in respect of accounts in the name of Granite Mortgages 02-2 plc held at Citibank, N.A.:

NAME                       TITLE               SPECIMEN SIGNATURE
----                       -----               ------------------
                           Treasury Systems
A R Cunningham             Development Manager
                                               ------------------------------
                           Treasury
A Dutton                   Administrator
                                               ------------------------------
                           Deputy Treasury
C J Flinn                  Director
                                               ------------------------------
                           Senior Manager -
                           Treasury
D Paylor Wright            Settlements
                                               ------------------------------
                           Head of Treasury
T D Pickering              Risk
                                               ------------------------------
                           Senior Manager -
D Wheeler                  Treasury Accounting
                                               ------------------------------
                           Assistant Director
D Johnson                  (Securitisation)
                                               ------------------------------
K M Currie                 Treasury Director
                                               ------------------------------

                                 EXECUTION PAGE

EXECUTED for and on behalf of                  )
GRANITE MORTGAGES 02-2 PLC                     )
by:                                            )




Name: CARL FLINN
Title: ALTERNATE DIRECTOR


EXECUTED for and on behalf of                  )
NORTHERN ROCK PLC                              )
by:                                            )
                                               )
                                               )
                                               )
Name:                                          )
Title:




EXECUTED for and on behalf of                  )
THE BANK OF NEW YORK                           )
by:                                            )




Name: KATE RUSSELL
Title: ASSISTANT VICE PRESIDENT

EXECUTED for and on behalf of                  )
CITIBANK, N.A.                                 )
by:                                            )



Name: DAVID MARES
Title: VICE PRESIDENT